Exhibit 10.1.2

FIRST AMENDMENT TO CREDIT AGREEMENT
FIRST AMENDMENT, dated as of December 7, 2018 (this “Amendment”), to the Fourth Amended and Restated Credit Agreement, dated as of June 10, 2016 (the “Credit Agreement), among Marriott International, Inc. (the “Company”), certain subsidiaries of the Company from time to time party thereto as designated borrowers, the lenders and letter of credit issuers from time to time party thereto, and Bank of America, N.A., as administrative agent thereunder. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

WHEREAS, the Company proposes to amend certain provisions of the Credit Agreement.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Amendments to Credit Agreement. Subject to all of the terms and conditions set forth in this Amendment:

1.1    Amended Definitions. Section 1.01 of the Credit Agreement is hereby amended to amend and restate the definitions of “EBITDA” and “GAAP” therein, each in its entirety, as follows:

“EBITDA” means, for any period, net income (or net loss) less the amount of “cost reimbursement revenue” plus the amount of “reimbursed expenses” (as such items are reflected in the Company’s audited and unaudited Consolidated statements of income) -plus the sum of (a) Interest Expense, (b) income tax expense, (c) depreciation expense, (d) amortization expense, and (e) non-recurring non-cash charges (including the cumulative effect of accounting changes), in each case determined in accordance with GAAP for such period.
“GAAP” means generally accepted accounting principles in the United States set forth in the statements and pronouncements of the Financial Accounting Standards Board, that are applicable to the circumstances as of the date of determination, consistently applied.
1.2     Amended Provisions. Section 1.03(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(b) Changes in GAAP. If at any time, any change in GAAP (and transition methods related thereto) would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Company or the Required Lenders shall so request, the Administrative Agent and the Company shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP; provided that, if such an amendment is so requested, then until so amended, (i) in respect of periods starting from the first full fiscal quarter commencing after such request for an amendment, such ratio or requirement shall be computed in accordance with GAAP prior to such change therein and (ii) if requested by the Required Lenders, the Company shall provide to the Administrative Agent and the Lenders, with respect to calculations of financial covenant compliance required under this Agreement in respect of periods starting from the first full fiscal quarter commencing after such request for reconciliation information by the Required Lenders, reconciliation schedules prepared in good faith that materially approximate the

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estimated impact of such change in GAAP. Notwithstanding anything to the contrary, any change in the accounting under GAAP for lease transactions, or for notes receivable, equity method investments or cost method investments that require mark-to-market adjustments through net income, will, in each case, be disregarded for purposes of computing the Leverage Ratio and determining compliance with any other covenant under the Loan Documents.
SECTION 2. Conditions to Effectiveness. This Amendment shall become effective on the date on which the Administrative Agent shall have received counterparts of this Amendment duly executed by the Company, the Administrative Agent and the Required Lenders.

SECTION 3. Representations and Warranties. The Company reaffirms and restates the representations and warranties made by it in Section 5.01 of the Credit Agreement, in each case after giving effect to the amendment to the Credit Agreement contemplated hereby and (x) excluding the Excluded Representations and (y) provided that, solely for purposes of this Amendment, the representations and warranties set forth in the first sentence of Section 5.01(e) of the Credit Agreement with respect to (i) unaudited financial statements of the Company are deemed modified, mutatis mutandis, to refer to the unaudited financial statements of the Company for the fiscal quarter ended September 30, 2018 and (ii) audited financial statements of the Company are deemed modified, mutatis mutandis, to refer to the audited financial statements of the Company for its fiscal year ended December 31, 2017; and all such representations and warranties are true and correct in all material respects on the date of this Amendment with the same force and effect as if made on such date (except (i) to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date, and (ii) that any representation or warranty that is already by its terms qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects after giving effect to such qualification). The Company additionally represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Administrative Agent, the Lenders and the Issuing Banks that:

(a)the execution, delivery and performance by the Company of this Amendment, and the consummation of the transactions contemplated hereby, are within the Company’s corporate powers, and have been duly authorized by all necessary corporate action;

(b)except as have been obtained, no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery and performance by the Company of this Amendment, or for consummation of the transactions contemplated hereby, except and to the extent that any failure to obtain such authorization, approval or other action would not have a Material Adverse Effect;

(c)this Amendment has been duly executed and delivered on the Company’s behalf by a duly authorized officer, and constitutes the Company’s legal, valid and binding obligation enforceable against the Company in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing;

(d)no Default or Event of Default has occurred and is continuing; and

(e)the execution, delivery and performance of this Amendment will not

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(i) violate any law, rule or regulation (including, without limitation, the Securities Act of 1933 and the Securities Exchange Act of 1934 and the regulations thereunder, and the Margin Regulations, each as amended from time to time), or order, writ, judgment, injunction, decree, determination or award, (ii) conflict with or result in the breach of, or constitute a default under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting the Company or any of its Subsidiaries or any of their properties, except if such conflict, breach or default would not have a Material Adverse Effect, or (iii) result in or require the creation or imposition of any Lien (other than a Lien permitted under Section 6.02(a)) upon or with respect to any of the properties of the Company or its Subsidiaries.

SECTION 4. Costs and Expenses. Each Borrower acknowledges and agrees that its payment obligations set forth in Section 9.04 of the Credit Agreement include the costs and expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and any other documentation contemplated hereby (whether or not this Amendment becomes effective or the transactions contemplated hereby are consummated and whether or not a Default or Event of Default has occurred or is continuing), including, but not limited to, the reasonable fees and disbursements of Arnold & Porter Kaye Scholer LLP, counsel to the Administrative Agent.

SECTION 5. Modifications. Neither this Amendment, nor any provision hereof, may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the parties hereto.

SECTION 6. References. The Company acknowledges and agrees that this Amendment constitutes a Loan Document. Each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in each other Loan Document (and the other documents and instruments delivered pursuant to or in connection therewith) to the “Credit Agreement”, “thereunder”, “thereof” or words of like import, shall mean and be a reference to the Credit Agreement as modified hereby and as each may in the future be amended, restated, supplemented or modified from time to time.

SECTION 7. Counterparts. This Amendment may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page by telecopier or electronic mail (in a .pdf format) shall be effective as delivery of a manually executed counterpart.

SECTION 8. Successors and Assigns. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

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SECTION 9. Severability. If any provision of this Amendment shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or enforceability without in any manner affecting the validity or enforceability of such provision in any other jurisdiction or the remaining provisions of this Amendment in any jurisdiction.

SECTION 10. Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

SECTION 11. Headings. Section headings in this Amendment are included for convenience of reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

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IN WITNESS WHEREOF, the Company, the Administrative Agent, and the Lenders and Issuing Banks party hereto, have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

MARRIOTT INTERNATIONAL, INC.
By: /s/ Carolyn B. Handlon
Name: Carolyn B. Handlon
Title: Vice President

[Signature Page to First Amendment to Marriott Fourth A&R Credit Agreement]

BANK OF AMERICA, N.A., as
Administrative Agent
By: /s/ Suzanne E. Pickett
Name: Suzanne E. Pickett
Title: Vice President

[Signature Page to First Amendment to Marriott Fourth A&R Credit Agreement]

BANK OF AMERICA, N.A., as a Lender and
Issuing Bank

By: /s/ Suzanne E. Pickett
Name: Suzanne E. Pickett
Title: Vice President

[Signature Page to First Amendment to Marriott Fourth A&R Credit Agreement]

JPMORGAN CHASE BANK N.A., as a
Lender and Issuing Bank
By: /s/ Mohammad Hasan
Name: Mohammad Hasan
Title: Executive Director

[Signature Page to First Amendment to Marriott Fourth A&R Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender and Issuing Bank
By: /s/ Virginia Cosenza
Name: Virginia Cosenza
Title: Vice President
By: /s/ Ming K Chu
Name: Ming K Chu
Title: Director

[Signature Page to First Amendment to Marriott Fourth A&R Credit Agreement]

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as a Lender and Issuing Bank
By: /s/ Denis Waltrich
Name: Denis Waltrich
Title: Director

[Signature Page to First Amendment to Marriott Fourth A&R Credit Agreement]

THE BANK OF NOVA SCOTIA, as a Lender
By: /s/ Anthony Ottavino
Name: Anthony Ottavino
Title: Director

[Signature Page to First Amendment to Marriott Fourth A&R Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION, as a Lender
By: /s/ Steven L. Sawyer
Name: Steven L. Sawyer
Title: Senior Vice President

[Signature Page to First Amendment to Marriott Fourth A&R Credit Agreement]

FIFTH THIRD BANK, as a Lender
By: /s/ Knight D. Kieffer
Name: Knight D. Kieffer
Title: Managing Director

[Signature Page to First Amendment to Marriott Fourth A&R Credit Agreement]

GOLDMAN SACHS BANK USA, as a Lender
By: /s/ Jamie Minieri
Name: Jamie Minieri
Title: Authorized Signatory

[Signature Page to First Amendment to Marriott Fourth A&R Credit Agreement]

HSBC BANK USA, NATIONAL ASSOCIATION,
as a Lender
By: /s/ Alan Vitulich
Name: Alan Vitulich
Title: Director

[Signature Page to First Amendment to Marriott Fourth A&R Credit Agreement]

SUNTRUST BANK, as a Lender
By: /s/ Mary K. Lundin
Name: Mary K. Lundin
Title: Director

[Signature Page to First Amendment to Marriott Fourth A&R Credit Agreement]

THE BANK OF NEW YORK MELON, as a
Lender
By: /s/ Carol Murray
Name: Carol Murray
Title: Director

[Signature Page to First Amendment to Marriott Fourth A&R Credit Agreement]

MUFG BANK LTD., formerly known as THE
BANK OF TOKYO-MITSUBISHI UFJ, LTD., as
a Lender
By: /s/ Maria Iarriccio
Name: Maria Iarriccio
Title: Authorized Signatory

[Signature Page to First Amendment to Marriott Fourth A&R Credit Agreement]

BARCLAYS BANK PLC, as a Lender
By: /s/ Colin Goss
Name: Colin Goss
Title: Director
Executed in New York

[Signature Page to First Amendment to Marriott Fourth A&R Credit Agreement]

BNP PARIBAS, as a Lender
By: /s/ Louis Marie Angevin
Name: Louis Marie Angevin
Title: Vice President
By: /s/ Kwang Kyun Choi
Name: Kwang Kyun Choi
Title: Vice President

[Signature Page to First Amendment to Marriott Fourth A&R Credit Agreement]

FIRST HAWAIIAN BANK, as a Lender
By: /s/ Derek Chang
Name: Derek Chang
Title: Vice President

[Signature Page to First Amendment to Marriott Fourth A&R Credit Agreement]

CAPITAL ONE, NATIONAL ASSOCIATION, as
a Lender
By: /s/ Alfredo Wang
Name: Alfredo Wang
Title: Duly Authorized Signatory

[Signature Page to First Amendment to Marriott Fourth A&R Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION, as a
Lender
By: /s/ David Notaro
Name: David Notaro
Title: Senior Vice President

[Signature Page to First Amendment to Marriott Fourth A&R Credit Agreement]

COMMERZBANK AG, NEW YORK BRANCH,
as a Lender
By: /s/ Pedro Bell
Name: Pedro Bell
Title: Managing Director
By: /s/ Veli-Matti Ahonen
Name: Veli-Matti Ahonen
Title: Vice President

[Signature Page to First Amendment to Marriott Fourth A&R Credit Agreement]

SANTANDER BANK, N.A., as a Lender
By: /s/ Gerard Barrett
Name: Gerard Barrett
Title: Executive Director
By: /s/ Daniel S. Kostman
Name: Daniel S. Kostman
Title: Executive Director

[Signature Page to First Amendment to Marriott Fourth A&R Credit Agreement]

THE TORONTO-DOMINION BANK, NEW
YORK BRANCH., as a Lender
By: /s/ Annie Dorval
Name: Annie Dorval
Title: Authorized Signatory

[Signature Page to First Amendment to Marriott Fourth A&R Credit Agreement]

BANK OF CHINA, LOS ANGELES BRANCH, as
a Lender
By: /s/ Lixin Guo
Name: Lixin Guo
Title: SVP & Branch Manager

[Signature Page to First Amendment to Marriott Fourth A&R Credit Agreement]

THE NORTHERN TRUST COMPANY, as
a Lender
By: /s/ Joshua Metcalf
Name: Joshua Metcalf
Title: VP

[Signature Page to First Amendment to Marriott Fourth A&R Credit Agreement]

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED, as a Lender
By: /s/ Robert Grillo
Name: Robert Grillo
Title: Director

[Signature Page to First Amendment to Marriott Fourth A&R Credit Agreement]

BANK OF HAWAII, as a Lender
By: /s/ Scott Taber
Name: Scott Taber
Title: Officer

[Signature Page to First Amendment to Marriott Fourth A&R Credit Agreement]